EATON VANCE AMT-FREE MUNICIPAL INCOME FUND

Supplement to Prospectus dated May 1, 2010

1. The following replaces "Class I shares" under "Choosing a Share Class." in "Purchasing Shares":

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (as described above). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers. Class I shares are also offered to shareholders who owned shares on December 31, 1997. Class I shares do not pay distribution or service fees.

July 19, 2010	4718-7/10	MBPS1